                                                                    EXHIBIT 99.1

                                                          [1 FIRST BANCORP LOGO]
                                                           Annie Astor-Carbonell
                                                 Senior Executive Vice President
                                                     and Chief Financial Officer
                                                                  (787) 729-8088
                                                     annie.astor@firstbankpr.com


                              FIRSTBANCORP REPORTS
                                 RECORD EARNINGS
                            PER SHARE INCREASE OF 54%

         San Juan, Puerto Rico, October 21, 2004 -- First BanCorp (NYSE:FBP), the second largest Puerto Rico Financial Holding Company with diversified banking operations in Puerto Rico, the US and British Virgin Islands, and the state of Florida, reported today earnings for the quarter ended September 30, 2004.

         Net income was $49,079,189 or $0.97 per common share basic and $0.94 per common share diluted, for the third quarter of 2004, as compared to earnings of $31,684,402 or $0.62 per common share basic and $0.61 per common share diluted for the third quarter of 2003. These results represent an increase in diluted earnings per share of 54% for this quarter. Return on Assets (ROA) and Return on Common Equity (ROCE) were 1.37%

First BanCorp reports record earnings
per share increase of 54%                                                 Page 2


and 25.88%, respectively for the quarter as compared to 1.14% and 20.67%, respectively for the same quarter of 2003. Basic and diluted weighted average common shares for the 2004 third quarter were 40,241,867 and 41,503,902, respectively.

         For the nine months period ended September 30, 2004, earnings were $129,218,818 or $2.46 per common share basic and $2.39 per common share diluted, as compared to $97,383,395 or $1.92 per common share basic and $1.89 per common share diluted. Basic and diluted weighted average shares for the 2004 year-to-date period were 40,174,120 and 41,414,358, respectively.

         Commenting on this quarter results, Mr. Angel Alvarez-Perez, Chairman, President, and CEO of First BanCorp said, "Our earnings have grown significantly as a result of a strong increase of $31.4 million in net interest income, when compared to the same period in 2003. Both loans and investments have had healthy growth, but it is particularly important to mention that at

First BanCorp reports record earnings
per share increase of 54%                                                Page  3

the end of the previous quarter we were able to make significant longer term investments, after we had stayed on the sidelines for a few months, awaiting the opportunity to make these investments, which have now contributed significantly to our bottom line."

         Net interest income, the Corporation's main source of income, increased by $31.4 million from $71.9 million during the third quarter of 2003 to $103.3 million during the third quarter of 2004. When compared to the immediately preceding quarter, it also increased by $9.0 million. The increases in net interest income reflect the additional investments which were made during second quarter of 2004. Net interest margin on a tax equivalent basis was 3.53% for the quarter ended September 2004, as compared to 2.93% for the quarter ended September 2003 and 3.45% for the previous quarter ended June 2004. Such fluctuations are mainly the result of the investment strategies

First BanCorp reports record earnings
per share increase of 54%                                                Page  4

and abnormally high prepayment rates on the mortgage backed securities during the prior year.

         Other income amounted to $15.7 million for the third quarter of 2004, as compared to $19.1 million for the third quarter of 2003. The decrease is due to higher net gains on sale of investments and derivative gains during the prior year period. These gains amounted to $1.1 million during the third quarter of 2004, versus $5.5 million during the third quarter of 2003.

         Net charge offs were $9.6 million (0.47% of average loans) for the third quarter of 2004, as compared to $10.1 million (0.63% of average loans) during the third quarter of 2003, and $9.9 million (0.52% of average loans), during the second quarter of 2004. The charge offs ratio is at the lowest level of the last 10 years, due to the Corporation's effective credit risk management infrastructure.

         The efficiency ratio was 38.6%, 43.8%, and 42.2% for the three months ended September 30, 2004, September 30, 2003,

First BanCorp reports record earnings
per share increase of 54%                                                Page  5

and June 30, 2004 respectively, one of the best in the industry. An increase in expenses of $6.1 million, as compared to same quarter in 2003, is mainly attributable to personnel, occupancy, and promotion expenses related to First Mortgage, which started operations late in the third quarter of 2003, and general increases in salaries and promotion expenses related to Corporation's businesses general growth.

     When compared to the previous quarter of June 2004, other operating expenses are in line with an increase of only $465,000.

     Total assets were $15.2 billion as of September 30, 2004, as compared to $12.1 billion as of September 30, 2003, and $12.7 billion as of December 31, 2003. Loans receivable increased by 27% to $8.5 billion, as compared to $6.7 billion as of September 30, 2003. The largest loan volume increases were achieved in the commercial and residential real estate portfolios.

     Non-performing loans as of September 30, 2004 were $88.7 million (1.04% of total loans), as compared to $85.7 million

First BanCorp reports record earnings
per share increase of 54%                                                Page  6


(1.28% of total loans) and $91.0 million (1.15% of total loans), as of September 30, 2003 and June 30, 2004, respectively. The slight increase in dollar amount, when compared to the September 2003 figure, consists mostly of secured real estate loans.

     The allowance for loan losses to non-performing loans (reserve coverage) was 154.7% as of September 30, 2004, compared to 143.6% as of September 30, 2003 and 146.9%, as of June 30, 2004. The improvement in the coverage ratio is related to the stability during 2004 in the delinquencies and non-performing loans.

     With $15.2 billion in assets, First BanCorp is the second largest Financial Holding Company in Puerto Rico. It is the parent company of FirstBank Puerto Rico; a state chartered commercial bank in Puerto Rico and Virgin Islands and of FirstBank Insurance Agency. Both First BanCorp and FirstBank Puerto Rico, operate within US banking laws and regulations.

First BanCorp reports record earnings
per share increase of 54%                                                Page  7

The Bank operates a total of 112 financial service facilities throughout Puerto Rico and the US and British Virgin Islands, including the operations of its subsidiaries. On October 1, 2004 the Bank opened a loan office in Coral Gables, Florida. Among the subsidiaries is Money Express, a finance company, First Leasing and Car Rental, a car and truck rental leasing company, and FirstMortgage, a mortgage banking company. In the US and British Virgin Islands the Bank operates FirstBank Insurance VI, an insurance agency, First Trade, Inc., a foreign corporation management company, and First Express, a small loan company.

         The Corporation's common and preferred shares trade on the New York Stock Exchange, under the symbols FBP, FBPPrA, FBPPrB, FBPPrC, FBPPrD and FBPPrE.

         This press release may contain certain "forward-looking statements" concerning the Corporation's economic future performance. The words or phrases "expect", "anticipate", "look forward", "should", and similar expressions are meant to identify

First BanCorp reports record earnings
per share increase of 54%                                                Page  8

"forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

         The Corporation wishes to caution readers not to place undue reliance on any such "forward-looking statements", which speak only as of the date made and to advise readers that various factors, including regional and national economic conditions, changes in interest rates, competitive and regulatory factors and legislative changes, could affect the Corporation's financial performance and could cause the Corporation's actual results for future period to differ materially from those anticipated or projected.

         The Corporation does not undertake, and specifically disclaims any obligation, to update any "forward-looking statements" to reflect occurrences or unanticipated events or circumstances after the date of such statements.

                                  FIRST BANCORP
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                   (UNAUDITED)
                              DOLLARS IN THOUSANDS

                                                                     SEPTEMBER 30,        SEPTEMBER 30,        DECEMBER 31,
                                                                         2004                 2003                 2003
                                                                     ------------         ------------         ------------
 ASSETS

 Cash and due from banks                                             $     91,318         $     75,145         $     89,305
                                                                     ------------         ------------         ------------

 Money market instruments                                                 721,910              430,257              705,940
                                                                     ------------         ------------         ------------
 Federal funds sold and securities purchased
     under agreements to resell                                           302,000              159,000              265,000
                                                                     ------------         ------------         ------------

 Investment securities available for sale, at market:
    United States and Puerto Rico Government obligations                  322,025               11,117               16,157
    Mortgage backed securities                                          1,206,436            1,108,370            1,086,891
    Corporate bonds                                                        44,285              128,945               53,770
    Equity investment                                                      48,432               39,475               62,320
                                                                     ------------         ------------         ------------
               Total investment securities available for sale           1,621,178            1,287,907            1,219,138
                                                                     ------------         ------------         ------------
 Investment securities held to maturity, at cost:
    United States and Puerto Rico Government obligations                2,035,947            1,111,491            1,119,775
    Mortgage backed securities                                          1,625,199            2,055,882            1,970,855
    Corporate bonds                                                                             64,743               39,847
                                                                     ------------         ------------         ------------

               Total investment securities held to maturity             3,661,146            3,232,116            3,130,477
                                                                     ------------         ------------         ------------

 Federal Home Loan Bank (FHLB) stock                                       68,650               42,595               45,650
                                                                     ------------         ------------         ------------
 Loans receivable:
    Commercial Loans                                                    3,052,592            2,736,703            2,832,635
    Finance Leases                                                        200,589              155,143              161,283
    Consumer Loans                                                      1,302,714            1,237,350            1,171,590
    Residential Loans                                                   3,946,387            2,577,612            2,879,010
                                                                     ------------         ------------         ------------
 Total loans receivable                                                 8,502,282            6,706,808            7,044,518
 Allowance for loan losses                                               (137,253)            (123,024)            (126,378)
                                                                     ------------         ------------         ------------
      Total loans, net                                                  8,365,029            6,583,784            6,918,140
 Other real estate owned                                                    6,939                3,999                4,617
 Premises and equipment, net                                               88,866               82,820               85,269
 Accrued interest receivable                                               61,181               42,463               41,508
 Other assets                                                             189,444              148,686              162,866
                                                                     ------------         ------------         ------------
      Total assets                                                   $ 15,177,661         $ 12,088,772         $ 12,667,910
                                                                     ============         ============         ============

LIABILITIES & STOCKHOLDERS' EQUITY

Liabilities:
 Deposits                                                            $  7,368,031         $  6,512,449         $  6,765,107
 Federal funds purchased and securities sold
    under agreements to repurchase                                      4,614,109            3,587,878            3,650,297
 Advances from FHLB                                                     1,373,000              742,000              913,000
 Notes Payable & Subordinated Notes                                       236,372               82,818               82,818
 Other Borrowings                                                         231,500
 Payable for unsettled investment trade                                    10,285
 Accounts payable and other liabilities                                   160,910              109,863              167,119
                                                                     ------------         ------------         ------------
                                                                       13,994,207           11,035,008           11,578,341
                                                                     ------------         ------------         ------------

 Stockholders' equity:
  Preferred Stock                                                         550,100              550,100              550,100
                                                                     ------------         ------------         ------------

 Common stock outstanding                                                  40,286               40,011               40,027
 Additional paid - in capital                                               3,210                                       269
 Capital Reserve and  Legal Surplus                                       243,106              219,345              243,107
 Retained earnings                                                        304,573              203,284              220,038
 Accumulated other comprehensive income, net of tax                        42,179               41,024               36,028
                                                                     ------------         ------------         ------------
                                                                        1,183,454            1,053,764            1,089,569
                                                                     ------------         ------------         ------------
      Total liabilities and stockholders' equity                     $ 15,177,661         $ 12,088,772         $ 12,667,910
                                                                     ============         ============         ============

 BOOK VALUE PER COMMON SHARE                                         $      15.26         $      12.59         $      13.48
                                                                     ============         ============         ============

                                 FIRST BANCORP
                  CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                                   (UNAUDITED)
                              DOLLARS IN THOUSANDS

                                                   THREE MONTHS ENDED                       NINE MONTHS ENDED
                                            ----------------------------------------   ---------------------------
                                            SEPTEMBER 30, SEPTEMBER 30,   JUNE 30,     SEPTEMBER 30,  SEPTEMBER 30
                                                2004          2003          2004           2004           2003
                                            ------------  ------------  ------------   ------------   ------------
 INTEREST INCOME:
    Loans                                   $    113,831  $     98,762  $    103,074   $    316,954   $    290,003
    Investments                                   66,248        34,856        58,134        170,881         99,359
                                            ------------  ------------  ------------   ------------   ------------
 Total interest income                           180,079       133,618       161,208        487,835        389,362
                                            ------------  ------------  ------------   ------------   ------------

 INTEREST EXPENSE:
    Deposits                                      30,730        28,036        26,610         84,387         84,253
    Borrowings                                    46,077        33,686        40,320        121,695         96,873
                                            ------------  ------------  ------------   ------------   ------------
 Total interest expense                           76,807        61,722        66,930        206,082        181,126
                                            ------------  ------------  ------------   ------------   ------------
 Net interest income                             103,272        71,896        94,278        281,753        208,236
                                            ------------  ------------  ------------   ------------   ------------

 PROVISION FOR LOAN LOSSES                        13,200        12,600        13,200         39,600         41,764
                                            ------------  ------------  ------------   ------------   ------------

 Net interest income after provision
   for loan losses                                90,072        59,296        81,078        242,153        166,472
                                            ------------  ------------  ------------   ------------   ------------

 OTHER INCOME:
    Service charges on deposit accounts            2,705         2,202         2,742          8,231          7,147
    Other fees on loans                            4,384         5,282         4,218         14,547         15,283
    Mortgage banking activities                    1,328           432           217          3,090          2,374
    Net gain on sale of investments                  360         4,384           551          4,876         28,206
    Derivatives gain (loss)                          763         1,154          (961)          (623)         1,039
    Rental Income                                    814           579           702          2,133          1,609
    Gain on sale of credit cards portfolio                                       297          5,533
    Other operating income                         5,367         5,103         5,884         15,583         12,646
                                            ------------  ------------  ------------   ------------   ------------
 Total other income                               15,721        19,136        13,650         53,370         68,304
                                            ------------  ------------  ------------   ------------   ------------

 OTHER OPERATING EXPENSES:
    Employees' compensation and benefits          21,432        18,195        21,513         62,932         54,719
    Occupancy and equipment                       10,224         9,042         9,447         29,055         26,757
    Business promotion                             4,355         2,691         4,588         12,411          8,114
    Taxes, other than income taxes                 2,283         1,920         1,951          6,182          5,428
    Insurance and supervisory fees                   995           726         1,010          3,081          2,476
    Other                                          6,687         7,285         7,001         20,983         21,110
                                            ------------  ------------  ------------   ------------   ------------
 Total other operating expenses                   45,976        39,859        45,510        134,644        118,604
                                            ------------  ------------  ------------   ------------   ------------


 INCOME BEFORE INCOME TAX                         59,817        38,573        49,218        160,879        116,172

 INCOME TAX PROVISION                             10,738         6,889         9,283         31,660         18,789
                                            ------------  ------------  ------------   ------------   ------------

 NET INCOME                                 $     49,079  $     31,684  $     39,935   $    129,219   $     97,383
                                            ============  ============  ============   ============   ============

 NET INCOME APPLICABLE TO
     COMMON STOCK                           $     39,010  $     24,933  $     29,866   $     99,012   $     77,130
                                            ============  ============  ============   ============   ============

 NET INCOME PER COMMON SHARE - BASIC        $       0.97  $       0.62  $       0.74   $       2.46   $       1.92
                                            ============  ============  ============   ============   ============

 NET INCOME PER COMMON SHARE - DILUTED      $       0.94  $       0.61  $       0.72   $       2.39   $       1.89
                                            ============  ============  ============   ============   ============

 DIVIDENDS DECLARED PER COMMON SHARE        $       0.12  $       0.11  $       0.12   $       0.36   $       0.33
                                            ============  ============  ============   ============   ============

                                 FIRST BANCORP
                            SELECTED FINANCIAL DATA
                                  (UNAUDITED)
                              DOLLARS IN THOUSANDS

                                                   September 30,   September 30,   December 31,
CREDIT QUALITY DATA AT:                                2004           2003             2003
                                                   ------------    ------------    ------------
   Non-performing Assets                           $    102,668    $     99,558    $    100,771
                                                   ------------    ------------    ------------
   Non-performing Loans                                  88,735          85,690          85,525
                                                   ------------    ------------    ------------
   Past Due Loans                                        21,980          19,785          23,493
                                                   ------------    ------------    ------------
   Allowance for Loan Losses                            137,253         123,024         126,378
                                                   ------------    ------------    ------------

   Non-performing Assets to Total Assets                   0.68%           0.82%           0.80%
                                                   ------------    ------------    ------------
   Non-performing Loans to Total Loans                     1.04%           1.28%           1.21%
                                                   ------------    ------------    ------------
   Allowance to Non-Performing Loans                     154.68%         143.57%         147.77%
                                                   ------------    ------------    ------------



                                                                                Three
                                                                                Months
SELECTED PERFORMANCE RATIOS:                        Three Months Ended          Ended           Nine Months Ended
                                                       September 30,           June 30,            September 30,
                                                   2004           2003           2004           2004           2003
                                                -----------    -----------    -----------    -----------    -----------
        Net Interest Yield (1)                         3.53%          2.93%          3.45%          3.45%          3.21%
                                                -----------    -----------    -----------    -----------    -----------
        Return on Assets                               1.37%          1.14%          1.19%          1.30%          1.31%
                                                -----------    -----------    -----------    -----------    -----------
        Return on Equity                              17.03%         15.00%         14.27%         15.30%         15.54%
                                                -----------    -----------    -----------    -----------    -----------
        Return on Common Equity                       25.88%         20.67%         20.98%         22.93%         21.68%
                                                -----------    -----------    -----------    -----------    -----------
        Net Write offs to Average Loans                0.47%          0.63%          0.52%          0.50%          0.67%
                                                -----------    -----------    -----------    -----------    -----------
        Efficiency Ratio                              38.64%         43.79%         42.17%         40.18%         42.89%
                                                -----------    -----------    -----------    -----------    -----------


AVERAGE BALANCES:

        Assets                                  $14,299,336    $11,093,766    $13,437,398    $13,299,543    $ 9,920,758
                                                -----------    -----------    -----------    -----------    -----------
        Earnings Assets                          13,936,724     10,679,453     13,065,222     12,885,744      9,562,127
                                                -----------    -----------    -----------    -----------    -----------
        Loans                                     8,110,497      6,466,821      7,582,816      7,628,223      6,091,115
                                                -----------    -----------    -----------    -----------    -----------
        Deposits                                  7,116,981      6,097,961      6,924,520      6,916,086      5,611,912
                                                -----------    -----------    -----------    -----------    -----------
        Interest-bearing liabilities             12,403,584      9,597,063     11,607,155     11,447,208      8,495,419
                                                -----------    -----------    -----------    -----------    -----------
        Stockholders Equity                       1,152,992        845,051      1,119,628      1,125,803        835,518
                                                -----------    -----------    -----------    -----------    -----------
        Common Stockholders Equity                  602,892        482,490        569,528        575,703        474,323
                                                -----------    -----------    -----------    -----------    -----------



(1) On a taxable equivalent basis.